UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

EngageSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40835	83-2785225
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Braintree Hill Office Park
Suite 101
Braintree, Massachusetts		02184
(Address of Principal Executive Offices)		(Zip Code)

(781) 848-3733

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	ESMT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 23, 2023, EngageSmart, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Icefall Parent, LLC, a Delaware limited liability company (“Parent”), and Icefall Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”).

On October 23, 2023, the Company and an affiliate of Parent issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of EngageSmart, Inc. issued October 23, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of the Company with an affiliate of Vista Equity Partners (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of Vista to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Vista, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the Transaction. This Current Report on Form 8-K is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND

RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement, Schedule 13E-3 (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.investors.EngageSmart.com or by contacting the Company’s Investor Relations Team at IR@engagesmart.com.

The Transaction will be implemented solely pursuant to the Merger Agreement dated as of October 23, 2023, among the Company, Parent, and Merger Sub, which contains the full terms and conditions of the Transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 5, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EngageSmart, Inc.

Date: October 23, 2023	By:	/s/ Cassandra Hudson
	Name:	Cassandra Hudson
	Title:	Chief Financial Officer

Exhibit 99.1

EngageSmart Agrees to Be Acquired by Vista Equity Partners for $4.0 Billion

October 23, 2023

Shares of EngageSmart to be Acquired for $23.00 Per Share in Cash

Represents a 30% Premium to the 30-Day Unaffected Volume-Weighted Average Price (VWAP)

EngageSmart to Become Privately Held Company Upon Completion of the Transaction; General Atlantic to Retain Minority Ownership Position

BOSTON – (BUSINESS WIRE) – EngageSmart, Inc. (NYSE: ESMT) (“EngageSmart” or “the Company”), a leading provider of vertically tailored customer engagement software and integrated payments solutions, today announced that it has entered into a definitive agreement to be acquired by an affiliate of Vista Equity Partners (“Vista”), a leading global investment firm focused exclusively on enterprise software, data and technology-enabled businesses, in an all-cash transaction valued at approximately $4.0 billion.

Under the terms of the agreement, EngageSmart stockholders will receive $23.00 per share in cash upon completion of the proposed transaction. The purchase price represents a premium of approximately 23% to the unaffected closing price of EngageSmart’s common stock on October 4, 2023, and a premium of approximately 30% over the volume weighted average price (VWAP) of EngageSmart’s common stock for the 30 days ending October 4, 2023.1 Upon completion of the transaction, affiliates of Vista will hold approximately 65% and affiliates of General Atlantic, a leading global investor, will hold approximately 35% of the outstanding equity.

A special committee of EngageSmart’s Board of Directors comprised of independent directors (the “Special Committee”), advised by independent legal and financial advisors, was formed to conduct a deliberate and thoughtful process to evaluate this proposal and other potential value creation opportunities for EngageSmart.

“We have built an amazing business by putting our customers at the center of everything we do,” said Bob Bennett, EngageSmart CEO. “We continue to see attractive growth and customer retention in our vertically tailored SaaS solutions—a testament to the strength of our business model and our leading products. We believe the partnership with Vista and General Atlantic will enable us to continue investing in innovation and people to drive growth. We look forward to continuing to serve our customers and support our employees who are relentless in their pursuit of customer satisfaction.”

“EngageSmart is a demonstrated leader in delivering mission-critical solutions for modern businesses and simplifying customer and client engagement for over a hundred thousand organizations,” said Michael Fosnaugh, Co-Head of Vista’s Flagship Fund and Senior Managing Director. “We look forward to working with EngageSmart as they continue to innovate, scale and empower organizations to better serve their customers.”

[1]	Based on closing price of $18.71 on October 4, 2023.

“We have long admired EngageSmart’s vertical domain expertise in SaaS and its high-quality solutions across the SMB and Enterprise segments—proven by an established track record of growth and profitability,” said Jeff Wilson, Managing Director at Vista. “We are eager to build on EngageSmart’s momentum and look forward to working closely with the talented leadership team to provide even more powerful, innovative and seamless solutions for customers.”

“We are grateful to Bob and the entire EngageSmart team for their ongoing collaboration and trust. Since we first partnered together in 2019, EngageSmart has established itself as an industry leader by digitizing critical business processes and payments in the industry verticals they serve,” said Paul Stamas, Managing Director and Global Head of General Atlantic’s Financial Services sector. “We believe this transaction is compelling for stockholders, and we look forward to continued partnership with the EngageSmart team alongside Vista to build on the Company’s success to date.”

Transaction Details

Transaction negotiations were led by the Special Committee and following its unanimous recommendation, the EngageSmart Board of Directors unanimously approved the merger agreement with Vista and agreed to recommend that EngageSmart stockholders vote to adopt the merger agreement.

EngageSmart has entered into support agreements with affiliates of General Atlantic and Summit Partners, owners of 52% and 14% of the fully diluted stock of the Company, respectively, under which they have agreed to vote all of their shares in favor of the transaction, subject to certain terms.

The transaction is expected to close in the first quarter of 2024, subject to customary closing conditions and receipt of customary regulatory approvals, as well as the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock held by stockholders other than affiliates of General Atlantic and certain officers of the Company. Vista intends to finance the transaction with fully committed equity financing that is not subject to a financing condition. Upon completion of the transaction, EngageSmart will become a privately held company and EngageSmart common stock will no longer be listed on any public market.

The definitive agreement includes a 30-day “go-shop” period that will expire at 11:59 PM ET on November 22, 2023, which permits the Special Committee and its financial advisors to solicit and consider alternative acquisition proposals. There can be no assurance that this process will result in a superior proposal, and the company does not intend to disclose developments with respect to the “go-shop” process unless and until it determines such disclosure is appropriate or is otherwise required.

Third Quarter 2023 Earnings

EngageSmart’s third quarter 2023 earnings will be issued on November 2, 2023. In light of the proposed announced transaction, EngageSmart will not host an earnings conference call. EngageSmart’s third quarter 2023 earnings results will be available on its investor relations website at https://investors.engagesmart.com.

Advisors

Evercore is acting as financial advisor to the Special Committee, and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to the Special Committee.

Goldman Sachs & Co. LLC is acting as exclusive financial advisor to EngageSmart.

Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal counsel to General Atlantic.

Kirkland & Ellis LLP is acting as legal counsel to Vista Equity Partners.

About EngageSmart

EngageSmart is a leading provider of vertically tailored customer engagement software and integrated payments solutions. At EngageSmart, our mission is to simplify customer and client engagement to allow our customers to focus resources on initiatives that improve their businesses and better serve their communities. EngageSmart offers single instance, multi-tenant, true Software-as-a-Service (“SaaS”) vertical solutions, including SimplePractice, InvoiceCloud and DonorDrive, that are designed to simplify our customers’ engagement with their clients by driving digital adoption and self-service. As of June 30, 2023, EngageSmart serves 109,700 customers in the SMB Solutions segment and 3,400 customers in the Enterprise Solutions segment across several core verticals: Health & Wellness, Government, Utilities, Financial Services, Healthcare and Giving. For more information, visit www.engagesmart.com and follow us on LinkedIn.

About Vista Equity Partners

Vista is a leading global investment firm with more than $101 billion in assets under management as of June 30, 2023. The firm exclusively invests in enterprise software, data and technology-enabled organizations across private equity, permanent capital, credit and public equity strategies, bringing an approach that prioritizes creating enduring market value for the benefit of its global ecosystem of investors, companies, customers and employees. Vista’s investments are anchored by a sizable long-term capital base, experience in structuring technology-oriented transactions and proven, flexible management techniques that drive sustainable growth. Vista believes the transformative power of technology is the key to an even better future – a healthier planet, a smarter economy, a diverse and inclusive community and a broader path to prosperity. Further information is available at vistaequitypartners.com. Follow Vista on LinkedIn, @Vista Equity Partners, and on Twitter, @Vista_Equity.

About General Atlantic

General Atlantic is a leading global investor with more than four decades of experience providing capital and strategic support for over 500 growth companies throughout its history. Established in 1980 to partner with visionary entrepreneurs and deliver lasting impact, the firm combines a collaborative global approach, sector specific expertise, a long-term investment horizon and a deep understanding of growth drivers to partner with great entrepreneurs and management teams to scale innovative businesses around the world. General Atlantic has more than $77 billion in assets under management inclusive of all products as of September 30, 2023, and more than 220 investment professionals based in New York, Amsterdam, Beijing, Hong Kong, Jakarta, London, Mexico City, Miami, Mumbai, Munich, San Francisco, São Paulo, Shanghai, Singapore, Stamford and Tel Aviv. For more information on General Atlantic, please visit: www.generalatlantic.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of the Company with Vista (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of Vista to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Vista, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Vista, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement, Schedule 13E-3 (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at investors.EngageSmart.com or by contacting the Company’s Investor Relations Team at IR@engagesmart.com.

The proposed transaction will be implemented solely pursuant to the Merger Agreement dated as of October 23, 2023, among the Company, Icefall Parent, LLC and Icefall Merger Sub, Inc., which contains the full terms and conditions of the proposed transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 5, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

CONTACT:

Investors

Josh Schmidt

EngageSmart, Inc.

IR@engagesmart.com

Media

EngageSmart:

Sharon Stern / Ed Trissel

Joele Frank, Wilkinson Brimmer Katcher

ESMT-JF@joelefrank.com

Vista Equity Partners:

Brian Steel

media@vistaequitypartners.com

(212) 804-9170

General Atlantic:

Emily Japlon

media@generalatlantic.com